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                                                                   EXHIBIT 10.13


                             REVOLVING CREDIT NOTE


$20,000,000.00                                          Date: December 20, 2000


     FOR VALUE RECEIVED, on December 20, 2003, the undersigned jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. (hereinafter, together with any holder hereof, called "Holder") at 901 Main Street, 6/th/ Floor, Dallas, Texas (or at such other place as the Holder may designate in writing to the undersigned) the principal amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or so much thereof as has been advanced hereunder.

     The undersigned further jointly and severally promise to pay and shall pay interest when and as provided in that certain Loan and Security Agreement among the undersigned and Holder dated as of the date hereof (as the same may be amended, restated, or otherwise modified from time to time, the "Loan Agreement").

     It is contemplated that the principal sum evidenced by this Note may be reduced from time to time and that additional advances may be made from time to time, as provided in the Loan Agreement.

     This Note is subject to the terms and conditions of, and entitled to the benefits of the Collateral described in, the Loan Agreement. Capitalized terms not defined herein shall have the meanings given them in the Loan Agreement.

     This Note is the Revolving Credit Note referred to in the Loan Agreement. The holder(s) hereof are entitled to the benefits thereof and may enforce the agreements contained therein and exercise the rights provided for thereby or otherwise in respect thereof. Reference to the Loan Agreement shall not affect or impair the absolute unconditional obligation of the undersigned to pay the principal of, interest on and any additional payment in connection with this Note when due.

     Upon the occurrence of a Default under the Loan Agreement, the Holder may
(i) declare the principal of, and all interest then accrued on, this Note to be forthwith due and payable, whereupon the same shall forthwith become due and payable without notice of intent to accelerate, notice of acceleration or any other kind of notice, all of which the undersigned hereby expressly waives, and/or (ii) exercise any other right or remedy provided in the Loan Agreement or in any document or agreement executed or delivered in connection with the Loan Agreement (the "Loan Documents"), or at law or in equity. Reference is hereby made to the Loan Agreement for a statement of events upon which the maturity of this Note shall be accelerated automatically.
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     No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder, under the Loan Agreement, the Loan Documents or at law or in equity, shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder, under the Loan Agreement, the Loan Documents, or at law or in equity shall preclude or estop another or further exercise thereof or the exercise of any other right or remedy.

     Principal and interest on this Note shall be payable and paid in lawful money of the United States of America in immediately available funds.

     The undersigned and all endorsers expressly waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and notice of any kind.

     Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, the undersigned agrees to pay all costs of collection, including reasonable attorneys' fees if collected by or through an attorney.

     The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Texas and applicable federal law.

     IN WITNESS WHEREOF, each of the undersigned has caused this Note to be executed, and delivered in Dallas, Texas, in its corporate name, by and through its respective duly authorized officers, as of the day and year first above written.

                              OMEGA PROTEIN CORPORATION


                              By:_______________________________________________
                              Its:___________________________

                              OMEGA PROTEIN, INC.


                              By:_______________________________________________
                              Name:_____________________________________________
                              Title: __________________________

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